SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|     Preliminary Proxy Statement

|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|     Definitive Proxy Statement

|_|     Definitive Additional Materials

|_|     Soliciting Material Under Rule 14a-12

                         GLOBAL AIRCRAFT SOLUTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                GLOBAL AIRCRAFT
                                   SOLUTIONS




                                  June 3, 2005

Dear Stockholder:

We cordially invite you to attend Global Aircraft Solution, Inc.'s Annual Meeting of Stockholders to be held on June 25, 2005. Enclosed are a Notice of Annual Meeting, Proxy Statement, a Form of Proxy, and an Annual Report to Stockholders. The meeting will commence at 11:30 a.m. at the J.W. Marriott Star Pass Resort, 3800 Starr Pass Blvd., Tucson, AZ 85745, phone 520-792-3500.

At the meeting we will ask stockholders (i) to elect Five (5) persons to serve your Company as members of its Board of Directors; and (ii) to act upon such other matters as may properly come before the meeting.

We value your participation and encourage you to vote your shares on the matters expected to come before the Annual Meeting. Please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. In order to better enable us to keep you up-to-date with Company developments and announcements electronically you may, at your option, provide the Company with your e-mail address.



                                       Sincerely,


                                       /s/ Ian Herman

                                       Ian Herman
                                       Chairman of the Board of Directors,
                                       and Chief Executive Officer




       Mailing Address: P.O. BOX 23009, Tucson, Arizona 85734-3009 U.S.A.
                     Phone (520) 294-3481 Fax (520) 741-1430
                     ---------------------------------------
                         www.globalaircraftsolutions.com

                         GLOBAL AIRCRAFT SOLUTIONS, INC.

                                6901 S. Park Ave.
                              Tucson, Arizona 85706

                                 ---------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held June 25, 2005

                                 ---------------



To the Stockholder Addressed:

Global Aircraft Solutions, Inc. (the "Company") will hold its Annual Meeting of Stockholders at 11:30 a.m., on June 25, 2005, at the J.W. Marriott Star Pass Resort, 3800 Starr Pass Blvd., Tucson, AZ 85745, phone 520-792-3500, for the following purposes:

     1. To elect Five (5) Directors to serve until the 2005 annual meeting of stockholders, and thereafter until their successors have been duly elected and qualify; and

     2. To act upon such other matters as may properly come before the meeting.

The record date for the determination of stockholders entitled to vote at the meeting is May 3, 2005, and only stockholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof.

Whether or not you plan to attend the stockholders' meeting, please follow the instructions on the enclosed proxy to ensure representation of your shares at the meeting. You may revoke your proxy at any time prior to the time it is voted.

                                             By Order of the Board of Directors,


                                             /s/ Ian Herman

                                             IAN HERMAN
                                             Chairman and CEO

Tucson, Arizona

                         GLOBAL AIRCRAFT SOLUTIONS, INC.

                                6901 S. Park Ave.
                              Tucson, Arizona 85706

                                 ---------------


                                 PROXY STATEMENT

                                 ---------------



This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Global Aircraft Solutions, Inc. (the "Company") for use at the Company's 2004 Annual Meeting of Stockholders, to be held at 11:30 a.m., on June 25, 2005, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and described in detail herein. The meeting will be held at the J.W. Marriott Star Pass Resort, 3800 Starr Pass Blvd., Tucson, AZ 85745, phone 520-792-3500.

All properly executed proxies will be voted in accordance with the instructions given thereby. If no choice is specified, proxies will be voted for the election to the Board of Directors of the Five (5) persons named elsewhere in this proxy statement. Any proxy may be revoked by the person giving it at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the meeting may revoke any proxy previously given and vote in person.

This proxy statement and the accompanying proxy card will be first mailed to the stockholders on or about June 3, 2005. The cost of the solicitation will be borne by the Company.

                               PURPOSE OF MEETING

At the meeting, the Board of Directors will ask stockholders (1) to elect Five
(5) Directors to serve until the 2005 annual meeting of stockholders, and thereafter until their successors are duly elected and qualify. In addition, the stockholders will act upon such other matters as may properly come before the meeting.

There will also be an address by the Chairman of the Board of Directors, President and Chief Executive Officer of the Company, and a general discussion period during which stockholders will have an opportunity to ask questions about the Company's business.

                                     VOTING

Only holders of record of the Company's outstanding Common Stock at the close of business May 3, 2005 (the "record date"), will be entitled to vote at the meeting. On the record date, 30,700,386 shares of Common Stock were outstanding and entitled to be voted.

Shares of Common Stock represented by proxies that are properly executed and returned to the Company will be voted at the meeting in accordance with the stockholders' instructions contained in such proxies. Where no such instructions are given, proxy holders will vote such shares in accordance with the recommendations of the Board of Directors. The proxy holders will also vote such shares at their discretion with respect to such other matters as may properly come before the meeting. The Company does not know of any matters to be acted upon at the meeting other than the four matters described in this proxy statement.

A quorum at the meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding on the record date and entitled to vote at the meeting. Cumulative voting in the election of Directors is not allowed. Each holder of shares of Common Stock issued and outstanding on the record date shall be entitled to one vote for each share owned by such holder on each matter to be voted on at the meeting. At the meeting, in accordance with the Company's charter documents and Nevada law, the stockholders: (i) by a plurality of the votes cast, shall elect Class I Directors, and (ii) by a majority of the voting power of the shares present and entitled to be voted, shall transact such other business as shall be properly brought before them. Accordingly, the Five (5) Director nominees receiving the greatest number of votes will be elected, abstentions will be disregarded in the election of Directors and will be counted as "no" votes on each matter other than the election of Directors, and broker non-votes will be counted as "no" votes on the amendment to the Certificate of Incorporation and will be disregarded and will have no effect on the outcome of any other vote at the meeting.


                                   THE COMPANY

Global is a public company that trades in the U.S. over-the-counter market. Our common stock is quoted on the OTC Bulletin Board under symbol GACF. Global was formed as a holding company to establish, maintain and administer the equity and debt funding of any acquired subsidiaries as well as maintain such capitalization of any subsidiaries. Global is a holding company, and over 97% of Global's operations are currently conducted by our two operating subsidiaries, HAT which accounts for approximately 82% of Global's revenue and Word Jet which accounts for approximately 15% of Global's revenue. Although a majority of Global's business is conducted by its wholly owned subsidiaries, HAT and World Jet. Global does report some revenue and operating expenses which represents less than 10% of the overall consolidated revenue, expenses and assets of Global on a stand alone basis. The operating expenses incurred by Global are for administrative, legal and accounting functions associated with Global managing the shares of its wholly owned subsidiaries as well as all activities related to capitalizing and maintaining adequate capitalization levels for its subsidiaries. The only revenue that has been reported by Global is revenue derived from a contract with Mesa Airlines, beginning in the third quarter of 2003 and ending in December of 2004. This represents the first revenue produced by the parent Company (Global) since consolidation with HAT. This work was performed by HAT, but revenue and expenses were booked to Global because the customer wanted to contract directly with HAT's parent (Global) rather than with the wholly owned subsidiary (HAT).

HAT was organized on April 5, 2002 and World Jet was organized on April 22, 1997. Unless otherwise specified, the operations discussed below pertain to operations of HAT since its inception on April 5, 2002 and the operations of World Jet since January 1, 2004. On May 2, 2002, Global acquired newly formed HAT, a Delaware corporation, in a stock-for-stock exchange. HAT was formed on April 5, 2002, and began operations on April 15, 2002. HAT was created as a provider of aircraft maintenance, repair and overhaul ("MRO") services to owners and operators of Transport Category commercial jet aircraft. Its customers are all aircraft operators or owners, including passenger and cargo air carriers, and aircraft leasing companies. On July 15, 2004, (effective as of January 1,
2004), Global acquired World Jet, a privately owned Nevada corporation, located at 6900 S. Park Ave., Tucson, AZ 85706, pursuant to a stock purchase agreement whereby Global acquired 100% of the stock of World Jet for a total purchase price of $2,050,000.00 payable as follows: 1) $1,250,000.00 in cash, 2)
$300,000.00 promissory note, and 3) 1,000,000 shares of Global stock at a price of $0.50 per share as well as assuming all liabilities of World Jet including the income tax liability for World Jet fiscal 2003. World Jet is an aircraft parts sales and aircraft parts brokerage facility servicing aircraft operators, aircraft leasing companies and MRO facilities.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders

    The following table sets forth information, as of May 3, 2005, with respect to each person who is known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Common Stock.(1)

                                                       Shares           Percent
   Name and Address                                  Beneficially       of Class
   of Beneficial Owner                                 Owned(1)         Owned(1)
   -------------------                              --------------     ---------
   Barron Partners, LP...........................    24,000,000 (2)      50.8%
   John Sawyer...................................     3,256,666 (3)       6.9%
   Ian Herman....................................     2,823,334 (4)       6.0%

----------

(1) In setting forth this information, the Company has relied upon its stock and transfer records, to the extent available to the Company without unreasonable effort or expense, and upon Schedule 13D and Schedule 13G filings of, and other information provided by the persons listed. Beneficial ownership is reported in accordance with Securities and Exchange Commission ("SEC") regulations and therefore includes shares of the Company's Common Stock which may be acquired within 60 days after May 3, 2005, upon the exercise of outstanding warrants. Shares of Common Stock issuable upon the exercise of such warrants are deemed outstanding for purposes of computing the percentage of Common Stock owned by the beneficial owner thereof listed in the table, but are not deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by any other stockholder. Except as otherwise stated below, all shares are owned directly and of record, and each named person has sole voting and investment power with regard to the shares shown as owned by such person. For each shareholder, Percent of Class Owned is based on the 30,700,386 shares of Common Stock issued and outstanding on May 3, 2005 plus any shares which may be acquired by beneficial shareholders and warrant holders within 60 days after May 3, 2005 which includes an additional 16,550,000 shares of common stock should all issued and outstanding warrants be exercised by the listed beneficial owners of shares within 60 days of May 3, 2005 (if all warrants are exercised by the beneficial owners listed, the outstanding number of shares will be 47,250,386). This calculation does not include warrants and options held by non-beneficial shareholders holding less than 5% of the outstanding stock.
(2) Represents shares acquired (9,600,000 on May 31, 2004) and shares that may be acquired upon conversion of warrants at an exercise price of $0.68 per share (7,200,000 shares) and $1.36 per share (7,200,000 shares).
(3) As reported with the Company which includes 766,666 shares which may be acquired by the exercise of options at an exercise price of $.17 per share.
(4) As reported with the Company which includes 133,334 shares which may be acquired by the exercise of options at an exercise price of $.17 per share.

Directors and Executive Officers

The following table sets forth information, as of May 3, 2005, with respect to the beneficial ownership of the Company's Common Stock, $.001 par value per share, its only class of voting securities, by (a) each Director and nominee for Director of the Company; (b) each of the persons named in the Summary Compensation Table later in this proxy statement; and (c) all Directors and executive officers of the Company as a group (1):

                                                                               Shares     Percent of
                                                                            Beneficially     Class
Name of Beneficial Owner                       Capacity                       Owned(1)     Owned(1)
------------------------                       --------                   --------------- ---------

Ian Herman                    Director, Nominee for Director and Chief      2,823,334         6.0%
                              Executive Officer
John Sawyer                   Director and Nominee for Director and         3,256,666         6.9%
                              President
Gordon Hamilton               Director and Nominee for Director                     0           *
Lawrence Mulcahy              Director and Nominee for Director                     0           *
Alfredo Mason                 Director and Nominee for Director                     0           *



Directors and Executive Officers as a Group (13 persons).................   6,080,000         12.9%

----------

* Individual is the beneficial owner of less than one percent (1%) of the Company's outstanding Common Stock, if any.

(1) In setting forth this information, the Company has relied upon its stock and transfer records, to the extent available to the Company without unreasonable effort or expense, and upon Schedule 13D and Schedule 13G filings of, and other information provided by, the persons listed. Beneficial ownership is reported in accordance with Securities and Exchange Commission ("SEC") regulations and therefore includes shares of the Company's Common Stock which may be acquired within 60 days after May 3, 2005, upon the exercise of outstanding warrants. Shares of Common Stock issuable upon the exercise of such warrants are deemed outstanding for purposes of computing the percentage of Common Stock owned by the beneficial owner thereof listed in the table, but are not deemed outstanding for purposes of computing the percentage of outstanding Common Stock owned by any other stockholder. Except as otherwise stated below, all shares are owned directly and of record, and each named person has sole voting and investment power with regard to the shares shown as owned by such person. For each shareholder, Percent of Class Owned is based on the 30,700,386 shares of Common Stock issued and outstanding on May 3, 2005 plus any shares which may be acquired by shareholders and warrant holders within 60 days after May 3, 2005 which includes an additional 16,550,000 shares of common stock should all issued and outstanding warrants be exercised by the listed beneficial owners of shares within 60 days of May 3, 2005 (if all warrants are exercised by the beneficial owners listed, the outstanding number of shares will be 47,250,386). This calculation does not include warrants and options held by non-beneficial shareholders holding less than 5% of the outstanding stock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's Directors and officers, and persons who own more than 10% of its Common Stock, to file with the SEC initial reports of ownership of the Company's equity securities and to file subsequent reports when there are changes in such ownership. To the Company's knowledge, based solely on information provided to the Company by such persons and on a review of the copies of such reports furnished to the Company, all such persons timely complied with the Section 16(a) filing requirements during and with respect to the Company's 2004 fiscal year.


                               BOARD OF DIRECTORS

The Board of Directors of the Company is responsible for establishing broad corporate policies and for the overall performance of the Company. It has established standing Audit and Compensation Committees as of July 15, 2004.

Committees of the Board of Directors

The Executive Committee may exercise all of the Board's power and authority when the Board is unable to meet, except that certain fundamental responsibilities, such as the declaration of dividends, are reserved to the Board. The members of the Executive Committee are Ian Herman, John Sawyer and Gordon Hamilton.

The Audit Committee recommends to the Board the firm to be selected each year as independent certified public accountants to the Company and auditors of the Company's financial statements. The Audit Committee also has responsibility for
(i) reviewing the scope and results of the audit with the independent auditors,
(ii) reviewing the Company's financial condition and results of operations with management and the independent auditors, (iii) considering the adequacy of the Company's internal accounting and control procedures and (iv) reviewing any non-audit services and special engagements to be performed by the independent auditors. The Audit Committee also reviews, at least once each year, the terms of all material transactions and arrangements between the Company and its affiliates. The members of the Audit Committee are Gordon Hamilton, Lawrence Mulcahy and Alfredo Mason.

The Compensation Committee reviews key employee compensation policies, plans, and programs; monitors performance and compensation of Company officers and other key employees; prepares recommendations and periodic reports to the Board concerning such matters; and administers the Company's various compensation plans. The members of the Compensation Committee are Gordon Hamilton, Lawrence Mulcahy and Alfredo Mason.

Compensation of Members of the Board and Committees

Directors Lawrence Mulcahy and Alfredo Mason who are not also executive officers of the Company or of an affiliate of the Company ("Non-Affiliate Directors") receive options to purchase 50,000 shares of Company common stock annually for serving on the Board of the Company, which are awarded on the annual anniversary date of such service. Director Gordon D. Hamilton who is not an officer of the Company received an annual compensation of $46,598 in 2004 for serving on the Board of the Company. In addition, Directors receive $100 per hour for personally or telephonically attending a Board meeting. Non-Affiliate Directors are reimbursed for usual and ordinary expenses of meeting attendance.


                      MATTER NO. 1 -- ELECTION OF DIRECTORS

The Company's Board of Directors serve one-year terms. At the meeting for which proxies are being solicited, Five (5) Directors will be elected to serve until the 2005 Annual Meeting of Stockholders, and thereafter until their successors are duly elected and qualify. John Sawyer, Ian Herman, Gordon Hamilton, Lawrence Mulcahy and Alfredo Mason will continue in office as Directors after the meeting.

Unless otherwise directed by the persons giving proxies, the proxy holders intend to vote all shares for which they hold proxies for the election of John Sawyer, Ian Herman, Gordon Hamilton, Lawrence Mulcahy and Aldfredo Mason as Directors. Although it is not contemplated that any nominee will decline or be unable to serve, if either occurs prior to the meeting, the Board will select a substitute nominee.

                                    Directors
       Terms of Office Expiring at the 2004 Annual Meeting of Shareholders

Name and Age                             Business Experience
----------------------   -------------------------------------------------------

Ian Herman, 58           Mr. Herman has been a Director, Chairman and Chief
                         Operating Officer since May 2, 2002. From 1995-2000,
                         Mr. Herman was Chairman and a Board Member for the British government handling major inward investments into the United Kingdom as well as administering and evaluating projects in diverse industries totaling more than $200,000,000.00. During his tenure with the British government, Mr. Herman was awarded the Freedom of the City of London in recognition of his services.
                         During the period of 1990-1999, Mr. Herman was the Chief Executive Officer of his own accounting and business consulting business specializing in publishing, healthcare, telecommunications, airlines, manufacturing and information technology. From
                         1988-1990 Mr. Herman was Chairman and Chief Executive
                         Officer for British World Airways Limited where he took the group from losses of over $3,000,000.00 to profits in excess of $3,000,000.00.

John Sawyer, 40          Mr. Sawyer has been President, Chief Operating Officer
                         and Director since May 2, 2002. From 1998 through May
                         6, 2002, John Sawyer was Chief Operating Officer of
                         Hamilton Aviation, Inc. From 1996 until 1997, Mr.
                         Sawyer was president of Matrix Aeronautica S.A. de
                         C.V., a Mexican repair station located in Tijuana, Baja
                         California. John received an A.A. in Aerospace
                         Engineering from the University of Texas (Austin). In
                         1986 John joined Pan American World Airways based in
                         Berlin, Germany. Subsequent to that he worked as a Production Foreman at Raytheon, a Quality Control
                         Supervisor at TIMCO, a Heavy Maintenance Representative for World Airways, and Director of Quality Control at
                         Federal Express Feeder.

Gordon Hamilton, 51      Mr. Hamilton has been a Director since September 2003.
                         Gordon is the son of Hamilton Aviation founder, Gordon
                         B. Hamilton, and literally grew up in the aviation business. Mr. Hamilton joined Hamilton Aviation full time as Vice President, Marketing after graduating with honors from the University of Chicago in 1978 with a BA in Tutorial Studies. Gordon became President and Chief
                         Executive Officer of Hamilton Aviation in 1993; a position that he held until joining Hamilton Aerospace in 2003.

Lawrence Mulcahy, 55     Mr. Mulcahy was appointed as a Director by Consent of
                         Shareholders in July 2004. Since 1988, Mr. Mulcahy has served as the President of L.L. Industries, d/b/a Davis
                         Kitchens.Davis Kitchens is a wholesale distributor of cabinetry for commercial and residential use. Since
                         1994, Mr. Mulcahy has served as the President of Becker
                         Specialties and Manufacturing in Tucson, AZ, a manufacturer of plastic laminate countertop blanks. Mr.
                         Mulcahy has also been a partner in Davis Kitchens since
                         1994. Mr. Mulcahy received his B.S. in Economics from the University of Arizona and was a member of the United States Air Force prior to attending college.

Alfredo Mason, 43        Mr. Mason was appointed as a Director by Consent of
                         Shareholders in July 2004. From 1990 - Present Mr.
                         Mason was the founder of and currently serves as the President and CEO of Southeast Marine and Aviation
                         Insurance. From 1988 - 1990 Mr. Mason was the Director of Aviation and Aerospace for Sedgwick James. From 1986
                         - 1988 Mr. Mason was the Senior Account Executive for the Aviation and Aerospace Division of Marsh &
                         McLennan. From 1983 - 1986 Mr. Mason was the Director of Administration and Engineering for Pan Aviation
                         Airlines. Mr. Mason attended Embry-Riddle Aeronautical
                         University where he majored in Aeronautical/Aerospace
                         Engineering and also attended the University of Miami where he studied International Finance and Insurance.


                                STOCK PERFORMANCE

Global common stock generally traded in the $.20 to $.40 range until the end of May 2004 when, as a result of a capital investment by Barron Partners the stock price quickly rose to over $.80 per share by mid-June. Thereafter, the stock generally traded in the $.60 to $.70 range until September when the stock price leveled off in the mid $.50 price range. As of October 1, 2004, based on a share price of $.545, Management's guidance of $2,500,000 in earnings for 2004, and outstanding shares of 30,700,386, the current price to earnings ratio for the Company, on a non-fully diluted basis, is 6.8. In the opinion of management, 6.8 is a low price to earning ratio by any standard, and consequently believes that the company stock is currently undervalued when viewed on that basis. Elements that may contribute to the current valuation by the Market may include the relatively short time period that the company has been profitable, the relatively limited market exposure of the company and the relatively large number of warrants outstanding. Management believes that if the company continues its current economic performance while pursuing a reasonable, steady Investor Relations program, then the company share price will, over time, adjust to more accurately reflect market economic fundamentals.


                         STOCK PERFORMANCE GRAPH & TABLE

During the fiscal year ended December 31, 2004, the Common Shares were quoted under symbol "GACF" on the OTC Bulletin Board maintained by the National Association of Securities Dealers, Inc. Prior to May 2, 2002, the date on which Global acquired Hamilton Aerospace, few transactions took place. The following information relates to the trading of our common stock, par value $.001 per share. The high and low last sales prices of our common stock for each quarter during our most recent fiscal year and most recent quarters, as reported by the OTC Bulletin Board to date, are set forth below:

(Performance Graph)

2004
                           $  .53               $   .23
                              .86                   .19
                              .72                   .52
                              .85                   .45

2003
                           $   .44              $   .24
                               .31                  .17
                               .47                  .20
                               .55                  .16

                             EXECUTIVE COMPENSATION

The table below presents information concerning the compensation of the Company's Chairman of the Board, Chief Executive Officer, Chief Financial Officer and it's President and COO for fiscal year 2003 & 2004. Such officers are sometimes collectively referred to below as the "Named Officers."

                                                        SUMMARY COMPENSATION TABLE

                                                          Long-Term Compensation

                                     Annual Compensation                     Awards                 Payouts
                              -------------------------------        ----------------------       ------------

(a)                     (b)      (c)        (d)          (e)          (f)         (g)          (h)          (i)

Name and                Year   Salary      Bonus        Other        Restricted  Securities,  LTIP         Other
principal position                                                   Stock       Underlying   Payouts      Compensation
                                                                     Awards      options &
                                                                                 SAR's

                                                                     (Shares)

Ian Herman              2004   $120,012    $13,000      $8,000(1)    2003 award  133,334      None         None
Chairman, CEO/CFO                                                    vested

                    2   2003   $109,717    None         None         2,500,000   None         None         None


John B. Sawyer          2004   $146,546    $  26,000    $46,000(1)   2003 award  766,666      None         None
President, COO                                                       vested

                    2   2003   $142,159    None         None         2,500,000   None         None         None

(1) Represents the amount of compensation from options awarded in May 2004 based upon a .06 discount between the exercise price and the market price.

(2) The Restricted stock awards given to Herman and Sawyer in 2003 are pursuant to Employment Agreements filed under form DEF 14C on September 26, 2003.


The Company has or intends to implement employee benefits that are or will be generally available to all its employees and its subsidiary employees, including medical, dental and life insurance benefits and a 401(k) retirement savings plan.

Directors and Officers Ian Herman and John Sawyer received stock options in May
2004 at a .06 discount from the then current market price with such discount being listed as compensation from the Company in the year ended December 31, 2004.


                                               \OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                Individual Grants

(a)                       (b)                    (c)                     (d)                    (e)

Name                      Number of Securities   % of Total              Exercise or Base       Expiration Date
                          Underlying             Options/SAR's Granted   Price ($/Sh)
                          Options/SAR's Granted  to Employees in
                                                 Fiscal Year
--------                  ------------------------------------------------------------------------------------------------

Ian Herman                133,334                10%                     $0.17                  05/13/2008 (30 day
                                                                                                grace period)

John B. Sawyer            766,666                58%                     $0.17                  05/13/2008 (30 day
                                                                                                grace period)

              AGGREGATED OPTION'SAR EXERCISES IN LAST FISCAL YEAR and FISCALYEAR-END OPTION/SAR VALUES

(a)                     (b)                   (c)                  (d)                       (e)

Name                    Shares Acquired on    Value Realized ($)   Exercisable               Unexercisable
                        Exercise

Ian Herman              None                  N/A                  133,334                   N/A

John B. Sawyer          None                  N/A                  766,666                   N/A


2002 Compensatory Stock Option Plan


Employment Agreements

The Company has an employment agreement with Ian Herman that provides that he shall serve as Chairman of the Board of Directors and Chief Executive Officer of the Company until July 21 2006, subject to successive one-year extensions, at the election of the Company and Mr. Herman, in the event that the Board of Directors fails to give him written notice, on or before July 21 2006, of its intent not to renew the agreement or to renew on different terms. The Company has agreed to compensate Mr. Herman at a base salary of not to exceed $150,000.00 per year plus employee benefits and has agreed to indemnify him against certain losses. Mr. Herman is entitled to an increase in base salary based upon the performance of the Company. In the event the Company's net profit equals at least $1,000,000.00, Mr. Herman's base salary shall be increased not to exceed $200,000.00 for such annual period and in the event the Company's annual net profit is greater than $1,000,000.00, the base salary shall increase up to $250,000.00, with such increase not to exceed 5% of all net profit in excess of $1,000,000.00. Mr. Herman may also be entitled to an annual discretionary bonus as determined by the Company's board of directors.

The Company has an employment agreement with John Sawyer that provided that he would serve as President and Chief Operating Officer of the Company until July 21, 2006, subject to successive one-year extensions, at the election of the Company and Mr. Sawyer, in the event that the Company failed to give him written notice, on or before July 21, 2006 of the Company's intent not to renew the agreement or to renew on different terms. Pursuant to this agreement, the Company agreed to compensate Mr. Sawyer at a base salary not to exceed $150,000.00 per year plus employee benefits and, agreed to indemnify him against certain losses. Mr. Sawyer is entitled to an increase in base salary based upon the performance of the Company. In the event the Company's net profit equals at least $1,000,000.00, Mr. Sawyer's base salary shall be increased not to exceed $200,000.00 for such annual period and in the event the Company's annual net profit is greater than $1,000,000.00, the base salary shall increase up to $250,000.00, with such increase not to exceed 5% of all net profit in excess of $1,000,000.00. Mr. Sawyer may also be entitled to an annual discretionary bonus as determined by the Company's board of directors.

Each of these employment agreements is terminable by the Company with or without cause and by the named executive officer upon the occurrence of certain events, including a change in control of the Company, and a change in the named executive officer's responsibilities.

Audit Committee Report and Charter

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of Gordon Hamilton, Lawrence Mulcahy and Alfredo Mason directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The foregoing report is provided by the Audit Committee of the Board of Directors, consisting of Gordon Hamilton, Lawrence Mulcahy and Alfredo Mason.

Audit Fees

The aggregate fees for professional services rendered for the audit of the Company's annual financial statements and the review of the financial statements included in the registrant's Forms 10-KSB and 10-QSB for fiscal year 2004 and other services for fiscal year 2004 were $28,030.00.

Compensation Committee Report

There are three main compensation components for executive officers of the
Company: (1) base salary; (2) bonuses paid; and (3) incentive or non-qualified stock options granted under the Company's (i) 1997 Compensatory Stock Option Plan (ii) 2002 Compensatory Stock Option Plan; or (iv) 2002 Employee Stock Compensation Plan.

Base salaries of executive officers are initially set, and from time to time adjusted, to be competitive with those being paid by other area and industry companies to attract executives with comparable responsibilities and experience. The Compensation Committee of the Board of Directors normally recommends, and the Board determines, the base salary of each executive officer of the Company.

Executive officers are eligible to receive increases in base salary based upon the Company's net profit performance and annual cash bonuses based upon the executives individual performance. The Executive Officer's performance is subject to an evaluation process that involves objective as well as subjective criteria. Based on these criteria, the Company awarded the following bonuses to executive officers in the year ended December 31, 2004:

                1)       John B. Sawyer -  $26,000
                2)       Ian Herman -      $13,000

The foregoing report is provided by the Compensation Committee of the Board of Directors, consisting of Gordon Hamilton, Lawrence Mulcahy and Alfredo Mason.


                              STOCKHOLDER PROPOSALS

     Proposals intended for inclusion in next year's proxy statement should be sent to James A. Fry, General Counsel and Secretary, Global Aircraft Solutions, Inc., 6901 S. Park Ave., Tucson, AZ 85706

     The proxy or proxies designated by the Company will have discretionary authority to vote on any proposal properly presented by a stockholder for consideration at the 2004 Annual Meeting of Stockholders but not submitted for inclusion in the proxy materials for such meeting unless (i) with respect to any nomination for director, a written nomination is submitted to the Company at least 90 days prior to the meeting as provided in the Bylaws of the Company, or
(ii) with respect to any other shareholder proposal, notice of the proposal, containing the information required by the Bylaws of the Company is received by the Company at its principal executive offices not less than 60 days prior to the meeting and, in either case, certain other conditions of the applicable rules of the Securities and Exchange Commission are satisfied.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders is being provided herewith to each stockholder entitled to vote at the 2004 Annual Meeting of Stockholders. It includes the Company's most recent Form 10-KSB Annual Report as filed with the Securities and Exchange Commission. A copy of the Company's Form 10-KSB Annual Report is available at no charge to all stockholders. For a copy write to Patricia Graham, Controller, Global Aircraft Solutions, Inc. Corporation, 6901 S. Park Ave., Tucson, AZ 85706.

                                OTHER INFORMATION

     This solicitation of proxies is being made by the Board of Directors of the Company. In addition to solicitation by mail, proxies may also be solicited by Directors, officers, and employees of the Company, who will not receive additional compensation for such solicitation. Brokerage firms and other custodians, nominees, and fiduciaries will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners of the Common Stock. The address of Global Aircraft Solution, Inc.'s principal executive offices is 6901 S. Park Ave., Tucson, AZ 85706, and its telephone number is (520) 294-3481. The above notice and proxy statement are sent by order of the Board of Directors.

                                             By Order of the Board of Directors,


                                             /s/ James A. Fry

                                             James A. Fry
                                             Secretary

Dated: June 3, 2005

                        Global Aircraft Solutions, Inc.,
           This Proxy is solicited on behalf of the Board of Directors
         Proxy for 2004 Annual Meeting of Stockholders on June 25, 2005

The undersigned hereby appoints IAN HERMAN and JOHN SAWYER, and each of them, the proxy or proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $0.01 per share, of Global Aircraft Solutions, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the J.W. Marriott Starr Pass Resort, 3800 Starr Pass Blvd., Tucson, AZ on June 25, 2005 at 11:30 A.M., and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat.


1.  Election of Directors

                Nominees: John Sawyer, Ian Herman, Alfredo Mason,
                        Lawrence Mulcahy, Gordon Hamilton

         [ ] FOR all nominees                 [ ] WITHHELD from all nominees
         [ ] FOR all nominees except any whose name is crossed out above


                  (continued and to be signed on reverse side)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF A PROPERLY EXECUTED PROXY GIVES NO DIRECTION, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES ON MATTER 1 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ALL OTHER MATTERS TO PROPERLY COME BEFORE THE MEETING.

                         Dated____________________, 2005



    ------------------------------              --------------------------------
    Signature                                            Print Name

    ------------------------------              --------------------------------
    Signature                                            Print Name

    Cert. No.

                 Mark here for address change and note at left [ ]

           PLEASE MARK, DATE, SIGN, AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized person.